Exhibit 10.6

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT (this “Amendment”) is made and entered into as of June 3, 2005 by and among each of the parties identified on the signature page hereof as landlord, as landlord (collectively, “Landlord”), and FIVE STAR QUALITY CARE TRUST, a Maryland business trust, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Second Amended and Restated Lease Agreement, dated as of November 19, 2004, as amended by that certain First Amendment of Lease, dated as of May 17, 2005 (as so amended, the “Consolidated Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Consolidated Lease), all as more particularly described in the Consolidated Lease; and

WHEREAS, SNH CHS Properties Trust has acquired certain real property and related improvements in Omaha, Nebraska known as Westgate Assisted Living and located on the land which is more particularly described on Exhibit A-30 attached hereto (the “Westgate Property”); and

WHEREAS, SNH/LTA Properties GA LLC has acquired certain real property and related improvements in Tucker, Georgia known as Northlake Gardens and located on the land which is more particularly described on Exhibit A-80 attached hereto (the “Northlake Property”); and

WHEREAS, SNH/LTA Properties Trust has acquired certain real property and related improvements in Nashville, Tennessee known as Morningside of Belmont and located on the land which is more particularly described on Exhibit A-81 attached hereto (the “Belmont Property”) and in Greenwood, South Carolina known as Morningside of Greenwood and located on the land which is more particularly described on Exhibit A-82 attached hereto (the “Greenwood Property, and together with the Westgate Property, the Northlake Property and the Belmont Property, collectively, the “Second Amendment Property”); and

WHEREAS, SNH CHS Properties Trust, SNH/LTA Properties GA, LLC, SNH/LTA Properties Trust, the other entities comprising Landlord and Tenant wish to amend the Consolidated Lease to include the Second Amendment Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.              Effective as of the date hereof, Exhibits A-30, A-80, A-81 and A-82 are hereby inserted into the Consolidated Lease as Exhibits A-30, A-80, A-81, and A-82.

2.              Effective as of the date hereof, the definition of “Additional Properties” set forth in Section 1.2 of the Consolidated Lease is hereby amended by deleting the existing definition and replacing it with the following definition:

“Additional Properties” shall mean, collectively, (i) the Properties described in Exhibits A-30 and A-68 through A-82 hereof, and (ii) the LTA GMAC Leased Property.

3.              Effective as of the date hereof, the definition of “Minimum Rent” set forth in Section 1.69 of the Consolidated Lease is hereby amended by deleting the existing definition and replacing it with the following definition:

“Minimum Rent” shall mean the sum of Twenty-Six Million Two Hundred Three Thousand Five Hundred Forty-Eight Dollars ($26,203,548) per annum.

4.              Effective as of the date hereof, the definition of “Pledge Agreement” set forth in Section 1.79 of the Consolidated Lease is hereby amended by deleting the existing definition and replacing it with the following definition:

“Pledge Agreement” shall mean the Amended and Restated Pledge of Shares of Beneficial Interest Agreement, dated as of May 6, 2005, made by FSQ, Inc. in favor of Landlord with respect to the stock or other equity interests of Tenant, as amended, restated, supplemented or otherwise modified from time to time.

5.              Effective as of the date hereof, Section 2.1 of the Consolidated Lease is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

(a) those certain tracts, pieces and parcels of land, as more particularly described in Exhibits A-1 through A-82, attached hereto and made a part hereof (the “Land”);

6.              Effective as of the date hereof, Tenant shall pay all Additional Rent and Additional Charges related to the Second Amendment Property (which constitute Additional Property) in accordance with the provisions of the Consolidated Lease.

7.              As amended hereby, the Consolidated Lease is hereby ratified and confirmed.

[Signature Page Follows.]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

ELLICOTT CITY LAND I LLC, ELLICOTT CITY LAND II LLC, HRES2 PROPERTIES TRUST, SNH CHS PROPERTIES TRUST, SPTIHS PROPERTIES TRUST, SPT-MICHIGAN TRUST, SPTMNR PROPERTIES TRUST, SNH/LTA PROPERTIES TRUST and SNH/LTA PROPERTIES GA LLC

By:  /s/ John R. Hoadley

John R. Hoadley

Treasurer of each of the foregoing entities

TENANT:

FIVE STAR QUALITY CARE TRUST

By:  /s/ Bruce J. Mackey Jr.

Bruce J. Mackey Jr.

Treasurer, Chief Financial Officer and Assistant Secretary

[The following exhibits have been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request.]

EXHIBIT A-30	THE WESTGATE PROPERTY
EXHIBIT A-80	THE NORTHLAKE PROPERTY
EXHIBIT A-81	THE BELMONT PROPERTY
EXHIBIT A-82	THE GREENWOOD PROPERTY